UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2016

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we,” “us,” and “our” refer to Five Star Quality Care, Inc.

Item 1.01.  Entry into a Material Definitive Agreement.

On October 2, 2016, in connection with the proposed commencement by ABP Acquisition LLC, or the Purchaser, of a partial tender offer, or the Offer, for up to 10,000,000 shares of our common stock, par value $.01 per share, or Shares, we entered into a Consent, Standstill, Registration Rights and Lock-Up Agreement, or the Standstill and Lock-Up Agreement, with the Purchaser, ABP Trust, Adam D. Portnoy and Barry M. Portnoy, or the Requesting Parties.  As described in the Standstill and Lock-Up Agreement, subject to satisfaction of the conditions set forth in the Standstill and Lock-Up Agreement, as described further below, the Independent Directors of our Board of Directors, or our Board, and our Board (with Barry M. Portnoy abstaining), voting separately:

•                  determined that the ownership by the Requesting Parties and certain related persons, in aggregate, of up to 38% of the issued and outstanding Shares, will not cause the Company or any person in which the Company owns, directly or indirectly, any equity interest and which is a tenant of Senior Housing Properties Trust, or SNH, or any entity in which SNH owns any equity interest, to be considered a “related party tenant” with respect to SNH for purposes of Section 856(d)(2)(B) of the Internal Revenue Code of 1986, as amended;

•                  granted certain exceptions to the ownership restrictions set forth in our charter to the Requesting Parties and certain related persons that deem them to be “Excepted Holders,” as defined in our charter, including allowing the Requesting Parties together with certain related persons to acquire and own, directly or by attribution, in aggregate, up to 38% of the issued and outstanding Shares, but in any event not in excess of the lesser of (x) the maximum number of Shares which they may acquire and own without having obtained the consent of our lenders until such lender consent has been obtained, and thereafter, the maximum number of Shares which they may acquire and own under such lender consent, and (y) 104% of the issued and outstanding Shares that they own on March 31, 2017; and

•                  for the purposes of restrictions on transfers of Shares set forth in Article IX of our bylaws and Sections 3-601, 3-602 and 3-603 under the Maryland General Corporation Law approved the acquisition by the Requesting Parties, in aggregate, of up to 18,000,000 Shares and certain other transfers by or to the Requesting Parties and certain related persons.

The Standstill and Lock-Up Agreement stipulates conditions precedent to the effectiveness of the foregoing exceptions and approvals, including that:

•                  the Requesting Parties obtain the written consent of SNH to the Board’s granting of certain exceptions to the ownership restrictions set forth in our charter and a written waiver of SNH of any default or event of default under any of our leases, management or other agreements with SNH arising or resulting from the granting of the exceptions or the acquisition by the Requesting Parties of up to an aggregate of 18,000,000 Shares.  The Requesting Parties obtained such consent, to which we are a beneficiary, on October 2, 2016;

•                  if required, the Requesting Parties obtain a written waiver from the lenders under our secured revolving credit facility of any default or event of default arising or resulting from the acquisition by the Requesting Parties of 35% or more of the combined voting power of all of our voting interests; and

•                  any permit, license or other approval of any governmental entity required to be obtained by us, SNH or any of our or their respective subsidiaries as a result of the acquisition of Shares by the Requesting Parties be obtained or, in the judgment of the Board, be expected to be timely obtained.

In addition, under the Standstill and Lock-Up Agreement, the Requesting Parties have each agreed:

•                  not to transfer, except for certain permitted transferees, any Shares acquired after October 2, 2016, including Shares acquired in the Offer but not including Shares issued to Barry Portnoy or Adam Portnoy under an equity compensation plan of ours, for a minimum five year lock-up period; and

•                  not to engage in certain activities involving us without the approval of the Board for a period of 10 years, including not to effect or seek to effect any tender or exchange offer, merger, business combination, recapitalization, restructuring, liquidation or other extraordinary transaction involving us, other than their acquisition of up to 18,000,000 Shares prior to March 31, 2017, or solicit any proxies to vote any of our voting securities.

The Standstill and Lock-Up Agreement also provides the Requesting Parties with certain demand and piggy-back registration rights with respect to certain Shares at any time after the specified lock-up period, subject to certain terms and conditions.   In addition, the Requesting Parties have agreed to pay all of our out-of-pocket fees and expenses (including attorneys’ fees) reasonably incurred and paid in connection with the various matters related to the Standstill and Lock-Up Agreement and the Offer.

The foregoing description of the Standstill and Lock-Up Agreement is not complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed with this Current Report as Exhibit 10.1.

Information Regarding Certain Relationships and Related Person Transactions

The Purchaser is a wholly owned subsidiary of ABP Trust.  ABP Trust is the controlling stockholder of The RMR Group Inc., or RMR Inc.  The RMR Group LLC, or RMR LLC, which provides business management services to us, is a majority owned subsidiary of RMR Inc.  ABP Trust controls 91.4% of the voting power of the outstanding shares of RMR Inc. and owns, directly and indirectly, an approximate 51.8% economic interest in RMR LLC.  ABP Trust is owned by Barry M. Portnoy and Adam D. Portnoy.  Barry M. Portnoy is and has been one of our Managing Directors since 2001.  He is a managing director and executive officer of RMR Inc. and chairman of RMR LLC.  Adam D. Portnoy, the son of Barry M. Portnoy, is a managing director, president and chief executive officer of RMR Inc. and the president and chief executive officer of RMR LLC.

RMR LLC also provides management services to SNH.  We are SNH’s largest tenant and we manage certain senior living communities for SNH.  SNH is our largest landlord, owns 4,235,000, or approximately 8.6%, of the outstanding Shares and owns 2,637,408 shares of Class A common stock of RMR Inc., which represent less than 1% of the combined voting power of RMR Inc.’s common stock.  Barry M. Portnoy is and has been a managing trustee of SNH since 1999 and serves as a director, managing director, trustee or managing trustee of the other companies to which RMR LLC or its affiliates provide management services.  Adam D. Portnoy is and has been a managing trustee of SNH since 2007 and serves as a director, managing director, trustee or managing trustee of a majority of the other companies to which RMR LLC or its affiliates provide management services.  RMR LLC employs certain of our and SNH’s executive officers, and we lease our headquarters from an affiliate of ABP Trust.  In addition, officers of RMR LLC and RMR Inc. serve as our officers and officers of other companies to which RMR LLC or its affiliates provide management services. Two of our Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR LLC provides management services.

Because of the continuing relationships among us and ABP Trust and its affiliates, the terms of the Standstill and Lock-Up Agreement were negotiated and approved by a special committee of our Board composed solely of our Independent Directors and also were approved by the Independent Directors and our Board (with Barry M. Portnoy abstaining), voting separately.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2015, or our Annual Report, our definitive Proxy Statement for our 2016 Annual Meeting of Stockholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 15 to our Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers in our Proxy Statement and Note 10 to our Condensed Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions.  Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” OR SIMILAR EXPRESSIONS, OR NEGATIONS OR DERIVATIONS OF SUCH EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE: ALTHOUGH THE PURCHASER HAS COMMENCED THE OFFER, THE TERMS OF THE OFFER MAY CHANGE OR THE OFFER MAY NOT BE COMPLETED DUE TO THE FAILURE TO MEET THE CONDITIONS TO THE OFFER OR OTHERWISE.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Consent, Standstill, Registration Rights and Lock-Up Agreement dated October 2, 2016, among Five Star Quality Care, Inc., ABP Trust, ABP Acquisition LLC, Barry M. Portnoy and Adam D. Portnoy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Richard A. Doyle
Name:	Richard A. Doyle
Title:	Chief Financial Officer and Treasurer

Dated:  October 6, 2016